*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.21

[LOGO] Lufthansa Technik	FRONTIER
Airlines

Purchase Terms Agreement

(Material-Single Event)

Between

FRONTIER AIRLINES, Inc.

7001 Tower Road

Denver, CO 80249

USA

(hereinafter referred to as “FRONTIER”)

and

LUFTHANSA TECHNIK AG

Weg beim Jäger 193

22335 Hamburg

Germany

(hereinafter referred to as “LHT”)

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Airlines

[LOGO] Lufthansa Technik	FRONTIER
Airlines

This Agreement is made on the date of the signatures of both Parties between:

(1)	FRONTIER AIRLINES, Inc. of 7001 Tower Road, CO 80249, Denver, USA (hereinafter referred to as ‘‘FRONTIER”);

and

(2)	LUFTHANSA TECHNIK AG of Weg beim Jäger 193, 22335 Hamburg, Germany (hereinafter referred to as “LHT”).

PREAMBLE

Whereas

(A) FRONTIER wishes to sell the Purchased Items to LHT, and LHT wishes to buy the Purchased Items from FRONTIER, as more particularly described herein;

(B) Pursuant to a Basic Agreement on Technical Services on components for A320 aircraft, to be entered into on or before the date hereof between FRONTIER and LHT with respect to, inter alia, certain aircraft components, including, without limitation, the Purchased Items, LHT has agreed to provide certain maintenance, repair and overhaul services (the “Service Agreement”) with respect to such components, including the Purchased Items; and

(C) FRONTIER and LHT have agreed that the due execution of this Agreement is a condition precedent to the effectiveness of the Service Agreement (but only to the extent that the Service Agreement relates to the services for the A319, A320 and A321 (A320 family) aircraft.

It is agreed as follows:

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Airlines

SECTION I: GENERAL

1.	DEFINITIONS AND ABBREVIATIONS

In this Agreement, the following definitions apply:

Agreement	This Agreement including any side letters, attachments, exhibits and annexes hereto including all amendments and supplements to this Agreement as are agreed in writing between the Parties

ATA 300	Specification for packaging of airlines supplies. Published by the Air Transport Association

Aviation Authority	The competent body responsible for the safety regulation of Civil Aviation in any relevant country

Business Day	A Day on which banks are open for regular business in Hamburg/Germany and Denver/USA

Certificate of Release to Service, or CRS	The Certificate of Release to Service confirms on behalf of the Aviation Authority approved maintenance / production organization that, unless otherwise specified, the listed actions have been carried out in conformity with the Quality Manual by personnel with appropriate authorizations and in accordance with approved regulations. It also confirms that the aircraft component has been released to service with respect to the work carried out

Components Maintenance Manual, or CMM	The Components Maintenance Manual issued by the respective manufacturer

Day	Calendar day

Defect/s	Any abnormal or unusual condition of an Item whether or not this could eventually result in a failure of that Item

Delivery /To Deliver	As defined in 6

EASA	European Aviation Safety Agency

FAA	Federal Aviation Administration of the United States of America

FAR	Federal Aviation Regulation as in force in the United States of America

INCOTERMS	Regulations of the International Chamber of Commerce for freight forwarding, including transportation insurance, as published by the International Chamber of Commerce as “Incoterms 2010”

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Airlines

Item	Any level of hardware assembly (i.e. system, subsystem, module, accessory, component, unit, part, etc.) specified in Attachment “A” and any such further items as the Parties may specify from time to time by mutual agreement in writing, such items to be sold and Delivered to LHT by FRONTIER in accordance with this Agreement

OEM	Original Equipment Manufacturer, being the original manufacturer of an Item, Part or component

Part	One, two or more pieces joined together which are not normally subject to disassembly without destruction of designed use

Party / Parties	FRONTIER or LHT/FRONTIER and LHT, collectively

Part Number or P/N	Official and unequivocal designation of a Part

Purchased Items	As defined in Article [2] (“Sale and Purchase of Items”)

Purchase Order / PO	Any purchase order issued by LHT to FRONTIER under Article [2] (“Sale and Purchase of Items”) of this Agreement

Service Agreement	The Agreement for Technical Service between FRONTIER and LHT with regards to A320 and its attachments

Service Bulletin or SB	Any service bulletin as that term is commonly understood in the aviation industry

Unscheduled Removal	A removal of a Item which is not in accordance with the maintenance schedule in the relevant official documentation of the manufacturer of such Item

Value-added Taxes / VAT	Any value added tax on any goods and services, any sales, use, transfer, turnover and documentary taxes (and any similar taxes), customs duties, imposition or levy of a like nature imposed by any foreign, federal, state, local or other taxing authority

2.	SALE AND PURCHASE OF ITEMS

2.1	FRONTIER hereby agrees to supply and sell upon LHTs request a number of Items to LHT to be determined as specified in Attachment A.

2.2

In order to determine which Items shall be sold, LHT shall, before this Agreement has become effective, inspect the stock of Items at FRONTIERs facilities according to Article [5] (“Examination of Items”).

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2.3

The Items that LHT shall purchase in accordance with this Agreement are hereinafter referred to as “Purchased Items”. All Purchased Items shall be free and clear of all and any third party rights, including, but not limited to, liens, encumbrances, pledges and other charges.

2.4

LHT shall for administrative reasons issue Purchase Orders for the items listed in Attachment A. In case of any contradictions between the Purchase Order and this Agreement, this Agreement shall prevail.

3.	QUALITY DEMANDS

3.1 FRONTIER’S Quality Management System

3.1.1	FRONTIER shall maintain at all locations a quality management system in accordance with the EN 9100; AS 9100 or equivalent quality management system such as FAR Part 121.

3.1.2	FRONTIER shall provide to LHT the Quality Manual. Substantial changes to such document shall be submitted promptly to LHT to the following address:

Lufthansa Technik AG

Dept. Quality Management

HAM TQ/E

Weg beim Jäger 193

22335 Hamburg

Germany

3.2	Audits

3.2.1

Upon written notification by LHT, LHT’s representatives shall have access to FRONTIER’s facilities at any time in order to carry out an audit of compliance with the applicable standards and procedures. FRONTIER shall make best efforts to provide such access to its suppliers and subcontractor’s facilities by ***** previous written notice given from LHT to FRONTIER. Such audits must be made on business days and hours.

3.2.2

In case of apparent non-compliance of FRONTIER or its suppliers or subcontractors with applicable standards and procedures, LHT shall notify FRONTIER of any such non-compliance and set time limits for the rectification of them. FRONTIER shall make and/or shall cause its suppliers and subcontractors to make any and all necessary corrections and shall inform LHT promptly of any actions FRONTIER, its suppliers and subcontractors plan to carry out and of any completed rectifications.

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Airlines

3.2.3

For the avoidance of doubt any audit, other inspection or knowledge of LHT shall not relieve FRONTIER from its obligations under this Article [3] (“Quality Demands”) or any other obligations arising out of this Agreement.

3.2.4

In addition to any other rights and remedies provided by this Agreement or by law, LHT shall be entitled to terminate this Agreement and or to withdraw from any Purchase Order with immediate effect if FRONTIER fails to fulfill the above Rectifications within the time limits specified in the course of or as a consequence of any audit.

3.3	Certification / Approvals

3.3.1

FRONTIER guarantees that all Items sold and delivered hereunder are in serviceable condition, conform to the applicable airworthiness requirements and the aircraft manufacturer specifications. Product source and certification must be established and documented and made available to LHT upon or prior Delivery.

3.3.2	Deliveries of new Items shall in any case be accompanied, clearly indicated to the respective item, by an entirely completed CRS substantially in accordance with the following requirements:

•	EASA Form one or

•	FAA 8130-3 (FAA 8130-4 for engines) or

•	TCCA 24-0078 or

•	Certificate of conformance accepted by the aviation authority in the manufacturer’s country (not for EASA states, USA or Canada) or

•	Manufacturer’s certificate of conformance (only with acceptance by LHT) and

•	Supplied as originals of the manufacturer

3.3.3	Maintained Items marked with “Transport” in Attachment A shall be accompanied by all operational records and a combined CRS (Dual Release) in accordance with the following requirements:

A Certificate of Release to Service (CRS) valid for EASA/FAA customers, issued by a maintenance organization holding both an EASA Part-145 Approval and a FAA 14 CFR Part 145/TCCA CAR 573 Certificate, certified:

•	on an EASA Form 1 including a CFR Part 43 Return to Service statement when the organization is located in an EASA country;

•	on a FAA Form 8130-3 including an EASA Part-145.A.50 Release to Service statement when the organization is located in the USA;

•	on a TCCA Form 24-0078 including an EASA Part-145.A.50 Release to Service statement when the organization is located in Canada

3.3.4

If Items are provided without or with a wrong certificate or other applicable documentation/ information according this Agreement is not delivered, LHT may reject such Item or use reasonable commercial efforts to recertify those Items but shall have no obligation to do so.*****

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Airlines

4.	UNAPPROVED PARTS

As soon as an “unapproved parts notification” is issued and such notification is applicable to Items delivered by FRONTIER to LHT, FRONTIER shall inform LHT in writing about such notification and the items concerned.

5.	EXAMINATION OF ITEMS

5.1

In order to examine quantity and quality of the Items and to determine afterwards which Items shall be the Purchased Items, LHT shall inspect the stock of Items to be provided by FRONTIER at FRONTIER’s facilities within ***** upon signature of both Parties of this Agreement. Scheduled are three waves starting after signature.

5.2

FRONTIER shall provide to LHT any information and documentation reasonably requested by LHT and shall grant LHT full and complete access to FRONTIER’s premises immediately after signature of this Agreement to perform the examination. In addition FRONTIER shall provide space and office infrastructure at offices and spaces of FRONTIER as requested by LHT for the time of the examination. FRONTIER shall provide unlimited internet access to enable LHT unrestricted access to LHT systems. LHT shall be responsible for the appropriate hardware. For the purpose of examining the Items LHT shall bear all costs and expenses associated with the examination.

5.3	FRONTIER ensures to provide own staff to hand the Items to be inspected over to LHT personnel. After examination FRONTIER shall physically identify (e.g. label) all Purchased Items as LHT owned.

5.4	FRONTIER, when possible, shall provide immediately before and during examination the following data on all serial numbers of Items that shall be inspected:

	Parameters	Format	Number of digits	Remarks
Part Information	ATA Chapter	Integer	2
	MFRPN	string	tbd	Manufacturer Part Number
	MFR	string	tbd	Manufacturer
	Unit Price	Float	tbd	unit Price acc to PTA
	S/N	string	tbd	Serial Number
	Description	string	tbd	Part description
	Aircraft Type	string	tbd	A330, B737 etc.
	Location	string	tbd	Station (if on stock)
Component Monitoring	Manufacturer Date	date	8
	TSN	FH/CYC/DAYS	6/6/6	Data since new
	TSO	FH/CYC/DAYS	6/6/6	Data since last overhauled
	TSF	FH/CYC/DAYS	6/6/6	Data since last bench check
	TST	FH/CYC/DAYS	6/6/6	Data since last shop visit
	Last Task	string & date (dd.mm.yyyy)	tbd/10	Task performed and date
	EFF Date/FH/FC	FH/CYC/Days	6/6/6	Effectivity date (counters at download date)
warranty	warranty limit	FH / CYC/DAYS	6/6/6
	Delivery A/C or Purchase order	string	tbd	If delivery A/C, than Tail-Sign, else PO no.
	Delivery date of A/C or date of Purchase Order	date	tbd
	Supplier	String	tbd

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Airlines

5.5	For all Part numbers sold under this Agreement FRONTIER will provide the relevant Export Control Classification Number (ECCN).

5.6	In case the quantity for any Item is differing from the quantity of Items as per Attachment A the following shall apply:

Fewer quantities: The quantity identified below the quantity as per Attachment A shall be generally assessed with the agreed pricing and this amount shall be deducted from the total net purchase price payable to FRONTIER. In case the quantity missing is deemed to be necessary by LHT and FRONTIER to support FRONTIER, then LHT shall either require FRONTIER within ***** after examination of the affected Item to purchase the agreed quantities and provide them to LHT at the conditions provided in Attachment A or buy the missing quantities itself and invoice FRONTIER the difference between the price in Attachment A and the price LHT paid. LHT will inform FRONTIER about the price of the missing quantity in case that LHT shall purchase the missing part.

Larger quantities: LHT shall have the right to accept and purchase those Items being provided above the agreed quantity as per the conditions of Attachment A or B.

5.7	To the extent that upon examination Items are not in FRONTIER’s or LHT’s possession such Items shall be treated as not delivered. Article [5.6] shall apply.

5.8	Scrap material mutually identified during the examination process shall be handled as not delivered. In this case Article [5.6] shall apply.

This includes Life Limited Parts with a remaining life of less than ***** of the total life.

5.9	Life Limited Parts (LLP) shall be accompanied by a back to birth documentation providing at least following information:

•	Accumulated flight hours, cycles, calendar periods since beginning of operation

•	History of installations/ removals in terms of applicable aircraft information (aircraft type, serial number, aircraft registration number, date of installation/removal)

•	Detailed record of all modifications, repairs and/or other maintenance

•	Flight hours, cycles, calendar periods since last maximum maintenance (e.g. overhaul)

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Airlines

If the documentation is not available and FRONTIER cannot provide the documentation with reasonable effort the Items shall be handled as being not delivered and shall remain FRONTIERs property. In this case Article [5.6] shall apply.

5.10

For safety critical Items (SCI), which includes LLP’s and Items which are subject to airworthiness limitations and/or a major Items, such as but not limited to undercarriages or flight controls, among other required information according this Agreement, detailed records of all modifications and repairs shall be provided.

The CRS for SCI’s should specify in particular:

•	Date of the last maintenance and name and address of the applicable MRO provider

•	If the Item is unused, date of manufacture and name + address of manufacturer with a cross reference to any original documentation which should be included with the form

•

A list of all airworthiness directives, repairs and modifications which have to be incorporated. If no airworthiness directives or repairs or modifications are applicable according statement should be provided

•	Detail of life used for service life limited parts being any combination of fatigue, overhaul or storage life

•

For any aircraft component having its own maintenance history record, reference to the particular maintenance history record as long as the record contains the details that would otherwise be required on the CRS. The maintenance history record and acceptance test report or statement, if applicable, should be attached to the CRS

•

A clear statement of the airworthiness limitation should be endorsed on the CRS and all applicable information, such as accumulated flight hours, cycles and Days, to ensure the continuing airworthiness prior to installation by determining the next scheduled maintenance

•	For shelf life limited parts the CRS shall include the manufacturing date, the expiry date of the shelf life and the shelf life itself

5.11

In case of interchangeability of Items, FRONTIER shall provide proof of interchangeability acc. approved data (IPC, EB, SB) in addition to the necessary certification as described in Article [3.3] (“Certification”). LHT may refuse proof of interchangeability with reasonable explanation. In this case Article [5.6] shall apply.

5.12

To the extent that during examination period potential deviations of an Item from the requirements according this Agreement cannot be clarified and not fully be eliminated and/or applicable documentation and/or information is not delivered such Items shall be treated as not delivered. Article [5.6] shall apply accordingly.

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Airlines

5.13

If any Purchased Item is not in compliance with one or more requirements provided for in this Agreement or FRONTIER cannot provide the necessary documentation upon Delivery, notwithstanding any other rights LHT may have, LHT shall not have to make any purchase price payment to FRONTIER or shall be entitled to return the Purchased Item and claim reimbursement of any payment that has already been made with respect to those Items.

6. DELIVERY

6.1

Delivery of the Purchased Items indicated as homebase material “HB” according Article [6] shall be deemed to occur upon LHT’s goods receipt at Frontiers facilities in Denver, Phoenix and Kansas City, USA (“Delivery”). FRONTIER shall bear all cost for storage of Purchased Items after Delivery.

6.2

For all Items delivered in accordance with this Agreement, FRONTIER agrees that it is the U.S. Principal Party in Interest (USPPI) and agrees to comply with all export control requirements, including export classification, licensing, and clearance responsibilities applicable to the USPPI in U.S. export transactions. In addition, for all Items delivered in accordance with this Agreement, FRONTIER agrees that LHT is the Foreign Principal Party in Interest (FPPI), and FRONTIER is authorized to act and agrees to act as LHT’s true and lawful agent for purposes of preparing and filing any Electronic Export Information in accordance with the export control laws and regulations of the United States.

6.3

Delivery of the Purchased Items indicated with “TRANSPORT” in the Attachment A shall be delivered from FRONTIER in accordance with the INCOTERM “FCA” (Free Carrier) to FRONTIER’s facilities in Denver, Phoenix or Kansas City, USA.

6.4	FRONTIER shall pack all Purchased Items according to all applicable regulations. Any special regulations for the shipment of the Purchased Items shall be observed by FRONTIER.

6.5	*****

6.6

For the avoidance of doubt, unless otherwise agreed between FRONTIER and LHT in a separate agreement, LHT shall be entitled to unconditionally remove all Purchased Items from FRONTIER’s premises after Delivery.

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Airlines

7.	DELIVERY DATE

7.1

FRONTIER hereby unconditionally undertakes to Deliver the Items within the relevant agreed upon Lead Time in respect of each individual Item. The Delivery Time is measured in Days from the date of receipt of the Purchase Order by FRONTIER until the Delivery of the Item to LHT (“Delivery Date”)

7.2	If LHT requests an earlier Delivery date on a Purchase Order, FRONTIER shall use its best efforts to comply with LHT’s request and Deliver the Items within the requested time frame.

8.	INTENTIONALLY LEFT BLANK

[LOGO] Lufthansa Technik	FRONTIER
Airlines

SECTION II: COMMERCIAL

9.	PRICING

9.1	The prices for all Items are listed in Attachment “A”. The prices in Attachment A and B have been calculated according to best knowledge and conscience and represent fair market prices.

9.2	All prices are inclusive of any VAT.

9.3	The total volume of Purchased Items will not exceed *****.

10.	CUSTOMS

***** shall be responsible for all custom related issues. *****

11.	INVOICING AND PAYMENT

11.1	The Parties agree that the respective purchase price for the Purchased Items shall be due and fulfilled through the issuance of an invoice in an amount corresponding to ***** for the Purchased Items.

Following Delivery of the Purchased Items in accordance with Article 6 and receipt of the respective invoice from FRONTIER as set out in this Article 11 LHT shall complete payments to Frontier within ***** upon conclusion of Delivery of Purchased Items as they are Delivered to LHT and invoiced by FRONTIER.

11.2

For all payments to be made as applicable, by LHT in accordance with this Agreement FRONTIER shall issue an invoice to LHT. All invoices in connection with this Agreement shall be raised as collective invoices. All invoices shall be issued duly in advance including all required supporting documents and shall be submitted via fax to +49-40-5070-8222 or shall be sent to the following address:

Lufthansa Technik AG

Invoice Control

HAM TB 2

Weg beim Jäger 193

22335

HamburgGermany

11.3

In case any invoices are sent to an address different from the address specified in Article [11.2] above, the sums under such invoice shall not become due or payable until such invoice has been received by LHT at the specified address. LHT accepts no liability for non-payment or late payment of any invoice sent to an address other than the address specified in Article 11.2 above.

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11.4	All payments or credits, as applicable, in accordance with this Agreement shall be made net. FRONTIER and LHT agree that invoicing, payment or crediting shall not be effected via IATA-Clearing House.

11.5	LHT shall only pay the undisputed amount of an invoice. FRONTIER and LHT shall negotiate in good faith to resolve any disputes regarding any disputed part of any invoice.

11.6

If LHT disputes any amount of an invoice such amount nevertheless will remain due and LHT will pay the undisputed amount of the invoice. For any disputed invoice, LHT and Frontier will negotiate in good faith to resolve the disputed part of the invoice within reasonable time.

11.7

If Frontier and LHT determine that an invoice needs to be adjusted, Frontier will credit the disputed part of the original invoice and submit a new invoice for the corrected amount respectively. LHT will pay such corrected invoice within either

– ***** after the corrected invoice is received by LHT or

– within the payment term as per Article 11.1

above, whichever occurs later. Any dispute must be made in writing, stating the date and number of the concerned invoice and the reason for LHT’s objection.

11.8	All payments shall be effected to FRONTIER by wire transfer to the following bank account of FRONTIER and made in US Dollar: *****

Bank of America

SwiftCode: *****

Chips number: *****

Routing number: *****

Account#: *****

Frontier Airlines

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SECTION III: LEGAL

12.	TITLE TO ITEMS

Title to the Items shall pass to LHT upon Delivery.

13.	WARRANTIES

13.1	Warranty

FRONTIER warrants that each item purchased under this Agreement at Delivery shall.

(a)	*****

(b)	*****

(c)	*****

(d)	*****

(e)	*****

(f)	*****

13.2 Intentionally left blank

13.3	Warranty Assignment

FRONTIER shall assign to LHT the benefit of all assignable warranties or guarantees related to the Purchased Items. In this case FRONTIER shall make available and assist LHT to acquire all information and documents necessary to claim existing warranty rights or guarantees.

13.4	Breach of Warranty

13.4.1

The rights and remedies of LHT provided for in this Article [13.4] (“Breach of Warranty”) are exclusive as far as the warranty cases are concerned. Any other rights and remedies provided for in this Agreement, such as but not limited to Article [14] (“Liability and Indemnification”) and by law shall remain unaffected.

13.4.2	The rights and remedies provided for in this Article [13.4] (“Breach of Warranty”) shall apply regardless of negligence or wilful misconduct.

13.4.3

A warranty claim must be raised by LHT within ***** after the Defect has or could have become reasonably apparent and FRONTIER must be provided with the defective part for inspection and repair within an additional ***** after the warranty claim has been raised. *****

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13.4.4	FRONTIER shall ***** at the request of LHT furnish LHT with a replacement Item or promptly perform all rectification necessary to make such Item free from any Defect.

13.4.5	LHT shall arrange ***** for transportation of the non-conforming Item from the location where the respective Item is located to the location where the rectification shall be made.

13.4.6	FRONTIER shall (re)Deliver a replacement to the place requested by LHT within *****.

13.4.7

LHT may assign the warranty or guarantee as granted in this Agreement in whole or in part to any of its customers. Frontier will assist LHT with the administration of related warranty claims raised by third parties against LHT.

13.5	Third Party Rights

13.5.1	FRONTIER explicitly guarantees that any Purchased Items Delivered under this Agreement and the use by LHT and/or its customers thereof does not infringe any rights of third parties.

13.5.2	In case any third party alleges that the Purchased Items Delivered hereunder or the use thereof infringe their rights, FRONTIER at LHT’s discretion shall immediately

(a) procure for LHT and its customers the right to use such Purchased Items,

(b) replace such Purchased Items with Equivalent non-infringing Purchased Items

13.5.3

“Equivalent” for the purpose of this Article [13.5] especially means that the Purchased Items comply in all respects with the requirements of this Agreement and are two ways interchangeable in fit, form and function with the Purchased Items originally Delivered, are at least of the same modification status and condition as the Purchased Items originally Delivered and have a dash number equal or higher than the dash number of the Purchased Items originally Delivered.

13.5.4	In addition FRONTIER shall be liable towards LHT for all damages and shall indemnify and hold harmless LHT from and against any claims resulting from any infringement.

14.	Liability and Indemnification

14.1	*****

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Airlines

14.2	*****

14.3	*****

14.4	*****

14.5	*****

15.	INSURANCE

15.1

For a minimum period of ***** after signing of this Agreement FRONTIER shall effect and maintain insurance of the following coverage and provisions, and shall provide LHT with a certificate of insurance evidencing such coverage:

15.2	*****

15.3	Such insurance shall be primary and non-contributory with respect to any other applicable insurance earned by LHT for the benefit of LHT. *****

15.4	*****

15.5	The above insurances shall contain a ***** written notice of cancellation *****, and in case such notice is given, it shall be provided to LHT as well as to any other party for whom it is relevant.

15.6

During the term and in respect of Products Liability and for a minimum period of ***** after the termination or expiration of this Agreement LHT will effect and maintain and will provide FRONTIER with a certificate of insurance evidencing the following insurances:

– *****

– *****

15.7

FRONTIER, its directors, officers, employees, agents and Subcontractors will be named as additional insureds with regard to the insurance named in Article 15.6 above in case LHT is liable according to this agreement and such insurance will be primary and non-contributory to any insurances carried by FRONTIER and will contain a severability of interest clause.

15.8	All of the insurances will provide in favor of *****

(i) *****

(ii) *****

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16.	INTELLECTUAL PROPERTY RIGHTS

16.1	FRONTIER explicitly guarantees that any Items Delivered under this Agreement and the use by LHT and/or its customers thereof does not infringe any intellectual property rights of third parties.

16.2

In case any third party alleges that any Items Delivered and any products, equipment, documentation and data and services provided and/or supplied under this Agreement and the use by LHT and/or its customers thereof infringe its rights, FRONTIER at LHT’s discretion shall immediately (a) procure for LHT and its customers the right to use such Items, (b) replace such Items with Equivalent non-infringing Items, or (c) modify such Items so they become non-infringing but Equivalent.

16.3

“Equivalent” for the purpose of this Article [16] (“Intellectual Property Rights”) especially means that the Items comply in all respects with the requirements of this Agreement and are two ways interchangeable in fit, form and function with the Items originally Delivered, are at least of the same modification status and condition as the Items originally Delivered and have a dash number equal or higher than the dash number of the items originally Delivered.

16.4	In addition FRONTIER shall be liable towards LHT for all damages and shall indemnify and hold harmless LHT from and against any claims resulting from any infringement.

16.5	In addition to the above, in case of any alleged infringement LHT shall be entitled to withdraw from this Agreement or any Purchase Order concerned.

16.6

LHT may exercise any rights and remedies for infringement of any third party right stipulated in this Article [16] (“Intellectual Property Rights”) as long as any third party may allege any such infringement.

17.	FORCE MAJEURE

17.1

Neither Party shall be under any obligation to perform this Agreement or be liable for any delay or any other Breach if and to the extent that such delay or any other Breach is due to reasons beyond such Party’s reasonable control ***** (“Force Majeure”).

17.2

In case of Force Majeure the Party affected by such Force Majeure shall immediately inform the other Party in writing about the commencement of such Force Majeure, and when such Force Majeure has ended the relevant Party shall give written notice to the other Party of its termination.

17.3	In case of delay or any other Breach caused by Force Majeure FRONTIER shall use its best effort to minimize the impact of such Breach.

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17.4

If FRONTIER is unable to perform its obligations under this Agreement due to Force Majeure LHT may, after a reasonable time has expired since the onset of Force Majeure, withdraw from this Agreement by giving written notice to FRONTIER.

18.	CONFIDENTIALITY

18.1

The Parties shall treat as strictly confidential for the term of ***** after signing of this Agreement, including the document itself as well as individual provisions contained herein. In particular each Party shall treat as strictly confidential the contents of the negotiations leading up to this Agreement. Neither Party shall disclose this Agreement or the contents of the negotiations leading up to this Agreement to any employee, third party or other person except where such disclosure is necessary in order to fulfill the obligations under this Agreement and except that LHT may disclose this Agreement and the contents of the negotiations leading up to this Agreement to a company directly or indirectly controlled by Deutsche Lufthansa Aktiengesellschaft.

18.2

FRONTIER shall treat as strictly confidential for the term of ***** after signing of this Agreement any information received in connection with this Agreement, including, but not limited to any business, technical and strategic data disclosed by LHT, their customers or Subcontractors at any time for any reason—comprising any and all such information in oral or visual for, and shall use such information solely for the performance hereunder. FRONTIER’s obligations of confidentiality as stipulated for in this Article shall include all necessary measures of IT (information technology) data protection.

18.3

The disclosure of any documents, data and other information to FRONTIER in connection with this Agreement shall not be construed as a grant or transfer of any rights, in particular but not limited to intellectual and industrial property rights such as patents or copyrights nor a permission to use such documentation, data or other information except for the purposes required by this Agreement.

19.	NOTICES AND COMMUNICATION

19.1	Unless otherwise stipulated in Article [19.2] below or elsewhere in this Agreement, all communication required under this Agreement shall be addressed to LHT as follows:

LUFTHANSA TECHNICK AG

Dept. HAM TN/S

Corporate Purchasing

Weg beim Jäger 193

22335

Germany

[LOGO] Lufthansa Technik	FRONTIER
Airlines

to FRONTIER as follows:

FRONTIER AIRLINES, INC.

General Counsel

7001 Tower Road

Denver, CO 80249, USA

19.2

Neither Party may claim that the other Party has received any message or correspondence if addresses other than those specified in accordance with this Article [19] (“Notices and Communications”) have been used unless it had been actually received by the right person.

19.3

Messages including any orders sent by e-mail or other electronic means shall be deemed received only when the message has been accessed by the receiving Party. The burden of proof for the receipt and time of receipt of such messages shall be with the Party sending the message.

19.4

All communication between the Parties shall be in English and all documentation shall be made available to the other Party in English. In case any other language is used or any document including this Agreement is translated into any other language it shall be for convenience only. The version in English shall be legally binding.

20.	MISCELLANEOUS

20.1	Law

This Agreement and any dispute shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. without regard to its conflicts of laws principles.

20.2	Dispute Resolution / Arbitration

20.2.1

Any dispute between the Parties with respect to the interpretation of any provision of this Agreement or with respect to the performance of either Party shall be resolved as specified in this Article 20.2.

20.2.2

Prior to commencing arbitration, the Parties may, if they so agree, seek the opinion of the relevant manufacturer in relation to the Services under dispute with a view to settling the dispute in good faith. In addition, each Party shall appoint a designated representative whose task it will be to meet for the purpose of endeavouring to resolve such dispute. The designated representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. These procedures shall not prejudice either Party’s right to commence arbitration at any time as per Article 20.2.3.

20.2.3

Any dispute between the Parties out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the

[LOGO] Lufthansa Technik	FRONTIER
Airlines

Rules. The place of arbitration shall be New York, New York, U.S.A. The language of the arbitration shall be English. All proceedings in the arbitration shall be scheduled and conducted so that the arbitral tribunal may render the award as expeditiously as possible.

20.2.4

The award shall be final and binding. No Party shall seek recourse to a court of law or other authorities to appeal or otherwise set aside the award. The award shall be in writing and in English, and shall specify the factual and legal basis for the award. The award may be enforced in any court having jurisdiction. The arbitrator shall award to the prevailing Party its costs, including reasonable attorneys’ fees and costs, to the degree of such prevailing Party’s success.

20.2.5

The Parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in any action, suit or proceeding with respect to the enforcement of the arbitration agreement, this Article 20.2, and to the non-exclusive jurisdiction of that court with respect to the enforcement of any award thereunder.

20.2.6	Nothing in this Agreement shall prevent any Party, before an arbitration has commenced pursuant to this Article 20.2, from seeking interim or injunctive relief.

20.2.7

The Parties agree to keep any arbitration confidential, and shall not disclose to any person the existence of the arbitration, any document submitted or exchanged in connection with it, any oral submissions or testimony, any transcripts, or any award, unless such disclosure is required by law.

20.2.8

The Parties agree that this Agreement and the resulting obligations and relationships are commercial and that the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards and the InterAmerican Convention on International Commercial Arbitration of 1975 apply to this Agreement and to any order or arbitral award resulting from any arbitration conducted in accordance with this Agreement.

20.2.9

Frontier hereby appoints Corporation Services Company: 80 State Street, Albany, NY 12207 (Phone 1-866-403-5272) as its agent for service of process in New York in any dispute; provided, however, that the agent may be replaced by another agent in New York upon thirty (30) Days’ written notice. Service of process on the designated agent at the designated address shall be deemed, for all purposes, to be due and effective service, and service shall be deemed completed whether or not forwarded to or received by the respective Party. Any correspondence sent to a Party’s agent for service of process shall also be copied to the Party directly pursuant to Article 19.1; provided, however, that the failure to copy any Party directly shall not affect the effectiveness of any service of process.

[LOGO] Lufthansa Technik	FRONTIER
Airlines

LHT hereby appoints Lufthansa Technik Component Services, 3102 Commerce Parkway, Miramar, FL 33025 as its agent for service of process in any dispute; provided, however, that the agent may be replaced by another agent upon thirty (30) Days’ written notice. Service of process on the designated agent at the designated address shall be deemed, for all purposes, to be due and effective service, and service shall be deemed completed whether or not forwarded to or received by the respective Party. Any correspondence sent to a Party’s agent for service of process shall also be copied to the Party directly pursuant to Article 14.4; provided, however, that the failure to copy any Party directly shall not affect the effectiveness of any service of process.

20.3	Assignment

20.3.1

FRONTIER may not assign any of its rights and/or obligations under this Agreement or part thereof without the prior written consent of LHT. FRONTIER agrees that LHT may assign any of its rights and/or obligations under this Agreement in total or in part to a company directly or indirectly controlled by Deutsche Lufthansa Aktiengesellschaft.

20.3.2	FRONTIER shall be informed by LHT about such assignment in due time.

20.4	Alteration

20.4.1	This Agreement shall not be varied in terms or amended except by an instrument in writing explicitly named an amendment to this Agreement and signed by duly authorized representatives of the Parties.

20.4.2	Verbal agreements reached during the negotiations or during the period of this Agreement shall not be binding upon either Party unless and until mutually confirmed in writing.

20.5	Order of Precedence

In the event a provision in an attachment, exhibit, annex to this Agreement or letter agreement relating to this Agreement deviates from any provision of this Agreement, such attachment, exhibit, annex or letter agreement shall prevail only if it explicitly refers to the Article and provision it intends to deviate from. In all other cases the provisions of this Agreement shall prevail.

20.6	Exclusion of General Terms and Conditions

LHT and FRONTIER acknowledge that pursuant to current practices, standard quotation forms, purchase orders and other forms (including terms and conditions contained in catalogues) are often utilised, which forms contain terms and conditions intended to be applicable to a purchase and sale between a buyer and a vendor. LHT and FRONTIER agree that, except as expressly provided in this Agreement, no such terms and conditions as appear on such standard forms or catalogues shall become part of this Agreement, despite the fact that such forms may be utilised by representatives of one or both Parties or accepted by the other without objection. It is the specific intent of the Parties that this Agreement shall prevail over any such form and that no modification of this Agreement shall be effective unless made in strict compliance with Article [20.4] (“Alteration”) and Article [20.5] (“Order of Precendence”).

[LOGO] Lufthansa Technik	FRONTIER
Airlines

20.7	Waiver and Severability

20.7.1	Failure by either Party to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions.

20.7.2

If any of the provisions of this Agreement are held unlawful or otherwise ineffective by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and the unlawful or otherwise ineffective provision shall be substituted by a new provision mutually agreed upon by LHT and FRONTIER reflecting the intent of the provision so substituted.

20.8	Notification of Changes

Any changes or alterations, including change of address, company name, organization, approval etc. shall be immediately notified in writing to the addressee stipulated in Article [19] (“Notices and Communication”).

In case any of the Parties changes its address, it shall inform the other Party with ***** prior written notice before such change is effective so in case any notice or . communication made to the Party who has changed its domicile without advising the other Party as agreed in this clause, shall be deemed as legally effectuated

20.9	Interpretation

The list of contents, section names and headings are for ease of reference only and shall not be taken into account in construing this Agreement.

20.10 Export Clause

The Parties hereby acknowledge that the shipment, transfer or Delivery of any Item under this Agreement may be subject to export laws and regulations of the European Union, Germany and the United States (hereinafter referred to as “Export Control Regulations”), including compliance requirements set forth under the U.S. Export Administration Regulations (EAR), 15 CFR Parts 730-774, International Traffic in Arms Regulations (ITAR), 22 CFR Parts 120-130, and U.S. economic sanctions regulations (OFAC regulations), 31 CFR Parts 500-598).

Each Party further acknowledges its respective obligation to comply fully with applicable Export Control Regulations in connection with the performance of this Agreement. As part of such obligation, FRONTIER agrees to ensure that any shipment, transfer or Delivery of any Item to LHT under this Agreement is in full compliance with applicable Export Regulations.

[LOGO] Lufthansa Technik	FRONTIER
Airlines

In furtherance of its compliance obligations, FRONTIER agrees to provide to LHT prior to performing such Services, Material supply or Part installation or prior to making any shipment, transfer or delivery of any Item to LHT under this Agreement the correct export classification of such Material, Part or Item e.g., the classification under the “Ausfuhrliste” of the German Federal Office of Economics and Export Control (BAFA), the relevant category in the United States Munitions List USML or the Export Control Classification Number ECCN under the EAR and to provide to LHT all necessary information related thereto and shall otherwise provide to LHT any reasonable assistance requested by LHT to ensure full compliance with applicable Export Control Regulations. As part of such assistance, FRONTIER shall inform LHT if the Services rendered, the Material supplied or any Part installed and/or any shipment, transfer or delivery of an Item under this Agreement will require an export license or other authorization under applicable Export Control Regulations, as well as any document that LHT must complete or submit in connection with obtaining such export license or authorization.

In addition, FRONTIER agrees that, whenever any shipment, transfer or Delivery of an Item under this Agreement requires an export license or other authorization under applicable Export Regulations, it will obtain such license or authorization at no cost to LHT and in a manner that permits Delivery of the Item within the Lead Time set forth under this Agreement.

20.11 Form of Agreement

Two originals of this Agreement shall be signed and executed by the Parties. One original shall remain with each Party. Each page of each original of the Agreement (including any attachments, exhibits, side-letters etc.) shall be initialled by each Party. Each of the two originals shall constitute an original of this Agreement, but together the counterparts shall constitute one document.

20.12 Environmental and Labour Standards

Frontier shall abide by the internationally recognised environmental standards as well as the basic labour standards of the International Labour Organisation as set forth in Art. 2 of the ILO-Declaratlon dated 18th June 1998 (“Fundamental Principles and Rights at Work”).

21.	CONDITIONS PRECEDENT

This Agreement shall only become effective upon the execution and effectiveness of that certain Services Agreement by and between the Parties hereto.

In case of termination of the Services Agreement LHT may return all of the Purchased Items or parts thereof and FRONTIER shall return any payment made by LHT.

[LOGO] Lufthansa Technik	FRONTIER
Airlines

SIGNATURES

IN WITNESS THEREOF LHT and FRONTIER have caused this Agreement to be executed as of the day and year written below.

For and on behalf of

Lufthansa Technik AG:

Name	Jörg Asbrand	[Authorized Signatory]
Title	Vice President Corporate Purchasing	Director Aircraft Component Services
Town, Date:
Signature:	/s/ Jörg Asbrand	/s/ [Authorized Signatory]

For and on behalf of

FRONTIER AIRLINE, INC.:

Name	James G. Dempsey
Title	Chief Financial Officer
Town, Date:	Denver, Colorado
Signature:	/s/ James G. Dempsey

[LOGO] Lufthansa Technik	FRONTIER
Airlines

Attachment A: Items List

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
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No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****

[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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*****	*****	*****	*****	*****			*****	*****	*****
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[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
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[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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[LOGO] Lufthansa Technik	FRONTIER
Airlines

No	Part Number	MFR	PN Description	Qty	Date of FFT Purchase	Warr Expiration Date	Purchase Price	HBS	TRANSPORT
*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****			*****	*****	*****
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Part Number means the original Part Number as stated herein or any superseding Part Number, which is required from FRONTIER to comply with this Agreement.

[LOGO] Lufthansa Technik	FRONTIER
Airlines

Attachment B: Items List without quantity

No. in Basic List	Main P/N	P/N Description
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[LOGO] Lufthansa Technik	FRONTIER
Airlines

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[LOGO] Lufthansa Technik	FRONTIER
Airlines

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Attachment C: Procedures for warranty cases

LHT shall use the following forwarder to ship defective Items under warranty to FRONTIER:

Forwarder:	Kuehne & Nagel
FRONTIER account	#7107313